UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act Of 1934

Date of Report (Date of earliest event reported): May 5, 2015

BRISTOL-MYERS SQUIBB COMPANY

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-1136	22-0790350
(State or Other	(Commission File	(IRS Employer
Jurisdiction of	Number)	Identification
Incorporation)		Number)

345 Park Avenue

New York, NY 10154

(Address of Principal Executive Office)

Registrant’s telephone number, including area code: (212) 546-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

(a) The Annual Meeting of the Company was held on May 5, 2015.

(b) Stockholders voted on the matters set forth below.

Item 1. The stockholders elected each of the Company’s 11 nominees to serve as directors of the Company until the 2016 Annual Meeting based upon the following votes:

				Broker
	For	Against	Abstain	Non-Vote
Lamberto Andreotti	1,183,408,596	14,031,996	5,258,859	264,171,045
Giovanni Caforio, M.D.	1,185,168,571	12,257,208	5,273,672	264,171,045
Lewis B. Campbell	1,134,269,969	62,353,065	6,076,417	264,171,045
Laurie H. Glimcher, M.D.	1,153,022,959	44,043,262	5,633,230	264,171,045
Michael Grobstein	1,132,657,825	63,811,860	6,229,766	264,171,045
Alan J. Lacy	1,166,548,184	30,698,725	5,452,542	264,171,045
Thomas J. Lynch, Jr., M.D.	1,186,200,778	11,017,863	5,480,810	264,171,045
Dinesh C. Paliwal	1,167,185,717	29,729,717	5,784,017	264,171,045
Vicki L. Sato, Ph.D.	1,136,250,748	60,677,534	5,771,169	264,171,045
Gerald L. Storch	1,136,948,128	59,483,754	6,267,569	264,171,045
Togo D. West, Jr.	1,139,825,008	56,727,655	6,146,788	264,171,045

Item 2. The management proposal on the advisory vote to approve the compensation of our named executive officers was approved based upon the following votes:

			Broker
For	Against	Abstain	Non-Vote
677,656,034	515,169,275	9,874,142	264,171,045

Item 3. The appointment of Deloitte & Touche LLP as independent registered public accounting firm for the Company for 2015 was ratified based upon the following votes:

For	Against	Abstain
1,412,919,716	47,005,556	6,945,224

Item 4.  The management proposal to amend the Company’s Amended and Restated Certificate of Incorporation to designate the Delaware Chancery Court as the exclusive forum for certain legal actions was rejected based upon the following votes:

			Broker
For	Against	Abstain	Non-Vote
813,051,694	381,625,346	8,022,411	264,171,045

A majority of the outstanding shares was needed for this proposal to be approved.

Item 5.  The management proposal to amend the Company’s Amended and Restated Certificate of Incorporation to remove the supermajority provisions applicable to preferred stockholders was rejected based upon the following votes:

All Stockholders

			Broker
For	Against	Abstain	Non-Vote
1,180,927,557	13,101,232	8,670,662	264,171,045

Preferred Stockholders

			Broker
For	Against	Abstain	Non-Vote
1,854	190	3	951

A majority of the outstanding shares and two-thirds of the outstanding preferred shares were needed for this proposal to be approved.

Item 6. The stockholder proposal on shareholder action by written consent was rejected based upon the following votes:

			Broker
For	Against	Abstain	Non-Vote
444,118,025	746,517,151	12,064,275	264,171,045

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRISTOL-MYERS SQUIBB COMPANY

Dated: May 8, 2015	By:	/s/ Sandra Leung
		Name:	Sandra Leung
		Title:	General Counsel and Corporate Secretary